Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 25, 2003


                         Commission file number 0-23903

                          ABSOLUTE WASTE SERVICES, INC.
                          -----------------------------
        (Exact name of small business issuer as specified in its charter)

               Florida                                    59-3223708
               --------                                   ----------
(State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                   2932 County Road 44, Robstown, Texas 78380
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (361) 698-3555
                                 ---------------
                           (Issuer's telephone number)

                          ThermaCell Technologies, Inc.
                 901 Chestnut Street, Clearwater, Florida 33756
               --------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)


ITEM 1/5.         CHANGES IN CONTROL OF REGISTRANT AND OTHER EVENTS.
                  -------------------------------------------------

                  On August 23, 2003, the issuer closed on an Agreement and Plan of Merger ("Merger Agreement") with ABSOLUTE INDUSTRIES, LLC, a Texas limited liability company ("ABSOLUTE"). ABSOLUTE is engaged in pickup, disposal, remediation and transportation of waste for residential and commercial companies, primarily in South Texas. In addition, ABSOLUTE rents containers for waste storage and disposal. ABSOLUTE had audited gross revenues of approximately $4.4 million for fiscal year ended December 31, 2002. The merger with ABSOLUTE is the issuer's initial step to effect a consolidation of small to medium size businesses in the solid waste disposal industry.

                  Pursuant to the terms of the Merger Agreement, ABSOLUTE merged into a newly formed Texas corporate subsidiary of the issuer with the issuer's subsidiary being the surviving entity. As such, the prior business and operations of ABSOLUTE are now contained in the issuer's wholly owned Texas subsidiary.

                  In accordance with the terms of the Merger Agreement, 100% of the equity interests of ABSOLUTE were exchanged for 27,000,000 shares of the issuer's Class A Convertible Preferred Stock. Each share of preferred stock is convertible into one (1) share of common stock and entitled to three (3) votes.

                  Prior to the Merger, the issuer had 10,000,000 new common shares outstanding which were approved for issuance under the issuer's Plan of Reorganization, which was confirmed in August, 2002. All of such shares have been issued to the existing shareholders, creditors and debtor in possession funding source. As part of the Merger with ABSOLUTE, an additional 10,000,000 new restricted common shares were issued. 4,000,000 of such new restricted common shares were issued to Private Capital Group, Inc. - one of the managers of Pac Funding, LLC, the debtor in possession funding source. 1,000,000 new restricted common shares were issued to Thomas F. Duszynski, who is an affiliate of Augustine Fund, LP, the other co-manager of Pac Funding, LLC. 3,000,000 new restricted common shares were issued to The Harrelson Group, which acted as a finder and facilitator for this Merger. 2,000,000 new restricted common shares were issued as consideration for additional capital.

                  Accordingly, after the Merger the issuer has 20,000,000 common shares outstanding and 27,000,000 preferred shares outstanding, each of which is converted into one (1) common share. As reflected in the Form 10-Q for quarter ended June 30, 2003, the issuer changed its name to ABSOLUTE WASTE SERVICES, INC., and increased its authorized capital stock to consist of 150,000,000 authorized common shares and 50,000,000 authorized preferred shares.

                  As part of the Merger, the board of directors and officers were reconstituted to consist of James D. Wright, William M. Davis, Lawrence A. Woods, and Thomas F. Duszynski. See Exhibit 99.5 for background information regarding these individuals. Mr. Huggins and Mr. Hinsley resigned as directors and officers of the issuer. The issuer agreed not enter into any reverse stock splits until the issuer's stock is closed at or above $3.00 per share for 90 consecutive trading days, or until August 24, 2004, whichever occurs first.

                  In connection with the Merger Agreement, Thomas F. Duszynski and Don Huggins entered into an Inducement/Indemnity Agreement, which requires Pac Funding, LLC to indemnify the Company for any liabilities, debts and obligations of the issuer that existed prior to the closing date or were not otherwise discharged as part of the bankruptcy proceeding. The estimated amount of assumed liabilities by Pac Funding, LLC is approximately $340,000. In addition, Pac Funding, LLC is obligated to pay the professional fees and other expenses in connection with the issuer's Form 15c2-11 application with the NASD and EDGAR filing costs through September 30, 2004. The indemnity obligations are not personal obligations or guaranties of Mr. Duszynski and Mr. Huggins, rather obligations of Pac Funding, LLC. Mr. Duszynski, Mr. Huggins and ABSOLUTE make certain other representations and warranties as is more fully set forth in the Inducement/Indemnity Agreement.

                  The Agreement and Plan of Merger, Certificate of Designation of Rights, Preferences, and Obligations of the Convertible Series A Preferred Stock and Inducement/Indemnity Agreement are filed as exhibits to this Form 8-K. The information contained in the body of this Form 8-K is only a summary of the terms and conditions of these documents and agreements, which are incorporated herein by reference, the terms of which shall control.

                  In light of the ABSOLUTE merger, management of the issuer is currently evaluating the alternatives that may be available relating to the future of ThermaCell Industries, Inc., a wholly owned subsidiary of the issuer. ThermaCell Industries, Inc. is currently the owner of the issuer's evacuated microsphere technologies. These assets are carried at a nominal value on the issuer's financial statements. The physical plant and assets for microsphere evacuation is in a warehouse located in Deland, Florida. The issuer is currently negotiating with other parties to potentially divest itself of such assets in order to obtain additional capital.

                  The new CUSIP number for the issuer's common shares is 00387L 10 6. On September 3, 2003 the NASD released the issuer's new call symbol "ABWS", which replaces the prior call symbol "VCLL". The issuer has filed a Form 15c2-11 to trade the common shares on the pink sheets and intends to submit a further application in the near future to trade on the OTC electronic bulletin board.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements

     (i) Audited financial statements of Absolute Industries, Inc., LLC as of December 31, 2002 and December 31, 2001 are included as Exhibit 99.4.

          Financial Statements for ABSOLUTE as of June 30, 2003 will be filed by amendment as permitted by Item 7, Form 8-K.

     (b)  Pro forma Financial  Information

          Pro Forma financial information for ABSOLUTE will be filed by amendment as permitted by Item 7, form 8-K.

     (c)  Exhibits

       Exhibit No.                      Description
       ----------                       -----------

          99.1 Agreement   and  Plan  of   Merger   by  and   among   ThermaCell
               Technologies, Inc., Absolute Industries, LLC and the individual members of Absolute Industries, LLC.

          99.2 Certificate of Designation, Preferences and Rights of Series A Preferred Stock issued in connection with the Agreement and Plan of Merger.

          99.3 Inducement/Indemnity   Agreement  by  Thomas  F.  Duszynski,  Don
               Huggins and Pac Funding, LLC for the benefit of the members of Absolute Industries, LLC.

          99.4 Absolute Industries, LLC audited Financial Statements as of December 31, 2002 and December 31, 2001.

          99.5 Background of current directors.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABSOLUTE WASTE SERVICES, INC.

Dated: 9/22/03

                                        By: /s/ James D. Wright
                                            ------------------------------------
                                            James D. Wright
                                            Chairman, Chief Executive Officer



*Filed herewith


MTC/ej/300817

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